Discontinued Operations	12 Months Ended
Sep. 30, 2012
Discontinued Operations

22. DISCONTINUED OPERATIONS

On March 9, 2011, the Company completed the divestiture of its fastener business for approximately $239.6 million in cash. The Company recorded a gain on sale of the fastener business of approximately $23.6 million, net of tax of $56.5 million. This business, which was acquired as part of the McKechnie Aerospace acquisition, is made up of Valley-Todeco, Inc. and Linread Ltd. The business designs and manufactures fasteners, fastening systems and bearings for commercial, military and general aviation aircraft.

On April 7, 2011, the Company completed the divestiture of Aero Quality Sales (“AQS”) to Satair A/S for approximately $31.8 million in cash, which includes a $1.8 million working capital adjustment received in the third quarter of fiscal 2011. The Company recorded a loss on the sale of AQS of approximately $1.6 million, net of tax of $6.2 million. AQS, which was acquired as part of the McKechnie Aerospace acquisition, is a distributor and service center of aircraft batteries and battery support equipment. The Company’s Chairman and Chief Executive Officer, W. Nicholas Howley, was a director of Satair A/S from 2006 through October 2011.

The sales of the fastener business and AQS have been accounted for as discontinued operations and accordingly the consolidated statements of income have classified the operating results to reflect discontinued operations presentation. The following is the summarized operating results for the fastener business and AQS for the fiscal year ended September 30, 2011 (in thousands).

Fiscal Year Ended September 30, 2011
Net sales	$24,058

Loss from discontinued operations before income taxes	$(2,917)
Income tax benefit	794

Loss from discontinued operations	(2,123)
Net gain on sales of discontinued operations, net of tax	22,032

Income from discontinued operations	$19,909